Morgan Stanley Institutional Fund Trust - Core Fixed
Income Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	 ERP Operating Limited Partnership
3.000% due 4/15/2023
Purchase/Trade Date:	  4/3/2013
Offering Price of Shares: $99.110
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $155,000
Percentage of Offering Purchased by Fund: 0.031
Percentage of Fund's Total Assets: 0.30
Brokers: Citigroup, Barclays, Morgan Stanley, RBC
Capital Markets, BNY Mellon Capital Markets, LLC,
Mitsubishi UFJ Securities, Regions Securities LLC,
Scotiabank, SunTrust Robinson Humphrey
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 QBE Insurance Group Ltd. 2.400%
due 5/1/2018
Purchase/Trade Date:	  4/24/2013
Offering Price of Shares: $99.817
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.38
Brokers: Barclays Capital Inc., Morgan Stanley & Co. LLC
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.




Securities Purchased:	 Barrick Gold Corp. 4.100% due
5/1/2023
Purchase/Trade Date:	  4/29/13
Offering Price of Shares: $99.797
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $45,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.09
Brokers: Citigroup Global Markets Inc., JP Morgan
Securities LLC, Morgan Stanley & Co. LLC, RBC Capital
Markets, LLC, HSBC Securities (USA) Inc., UBS
Securities LLC, BMO Capital Markets Corp., CIBC World
Markets Corp., Scotia Bank (USA) Inc., TD Securities
(USA) LLC, Barclays Capital Inc., BNP Paribas Securities
Corp., Deutsche Bank Securities Inc., Goldman, Sachs &
Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated,
RBS Securities Inc., Standard Chartered Bank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	JP Morgan Chase Commercial
Mortgage Securities Trust
Purchase/Trade Date:	  5/2/2013
Offering Price of Shares: $102.999
Total Amount of Offering: $389,304,000
Amount Purchased by Fund: $260,000
Percentage of Offering Purchased by Fund: 0.067
Percentage of Fund's Total Assets: 0.53
Brokers: JP Morgan, KeyBanc Capital Markets, Barclays
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.




Securities Purchased:	 Piedmont Operating Partnership LP
3.400% due 6/1/2023
Purchase/Trade Date:	  5/6/2013
Offering Price of Shares: $99.601
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.029
Percentage of Fund's Total Assets: 0.19
Brokers: JP Morgan Securities LLC, Morgan Stanley & Co.
LLC, US Bancorp Investments, Inc., Merrill Lynch, Pierce,
Fenner & Smith Incorporated, PNC Capital Markets LLC,
RBC Capital Markets LLC, SunTrust Robinson
Humphreys, Inc., Wells Fargo Securities, LLC
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 State Street Corporation 3.100% due
5/15/2023
Purchase/Trade Date:	  5/8/2013
Offering Price of Shares: $99.838
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $60,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.12
Brokers: BofA Merrill Lynch, Goldman, Sachs & Co.,
Morgan Stanley, Barclays, Credit Suisse, Deutsche Bank Securities, HSBC, Lloyds Securities, UBS Investment
Bank, Wells Fargo Securities, Ramirez & Co. Inc., The
Williams Capital Group, L.P.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Merck & Co. Inc. 2.800% due
5/18/2023
Purchase/Trade Date:	  5/15/2013
Offering Price of Shares: $99.913
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.10
Brokers: BNP Paribas, Deutsche Bank Securities, JP
Morgan, BofA Merrill Lynch, Morgan Stanley, Citigroup,
Goldman, Sachs & Co., Credit Suisse, HSBC, RBS, UBS
Investment Bank, Drexel Hamilton, Santander, Societe
Generale, Standard Chartered Bank, SMBC Nikko, US
Bancorp, Wells Fargo Securities, The William Capital
Group LP
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Glencore Fund LLC 2.500% due
1/15/2019
Purchase/Trade Date:	  5/22/2013
Offering Price of Shares: $99.502
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $80,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.15
Brokers: Merrill Lynch, Pierce, Fenner & Smith
Incorporated, BNP Paribas Securities Corp., Credit Suisse
Securities (USA) LLC, RBS Securities Inc., ANZ
Securities, Inc., Mitsubishi UFJ Securities (USA), Inc.,
SMBC Nikko Capital Markets Limited, TD Securities
(USA) LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Boston Properties LP 3.800% due
2/1/2024
Purchase/Trade Date:	  6/18/2013
Offering Price of Shares: $99.694
Total Amount of Offering: $700,000,000
Amount Purchased by Fund: $10,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.02
Brokers:  BofA Merrill Lynch, Deutsche Bank Securities,
JP Morgan, Morgan Stanley, BNY Mellon Capital Markets
LLC, Wells Fargo Securities, Capita One Southcoast,
Mitsubishi UFJ Securities, Santander, Scotiabank, SunTrust
Robinson Humphrey, TD Securities, US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Oracle Corp. 3.625% due 7/15/2023
Purchase/Trade Date:	  7/9/2013
Offering Price of Shares: $99.098
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $130,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.26
Brokers:  BofA Merrill Lynch, Credit Suisse, HSBC,
Citigroup, JP Morgan, Wells Fargo Securities, Mizuho
Securities, Morgan Stanley, RBC Capital Markets
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Realty Income Corp. 4.650% due
8/1/2023
Purchase/Trade Date:	  7/9/2013
Offering Price of Shares: $99.775
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.013
Percentage of Fund's Total Assets: 0.20
Brokers:  Citigroup, BofA Merrill Lynch, BNY Mellon
Capital Markets LLC, JP Morgan, RBC Capital Markets,
Regions Securities LLC, US Bancorp, Wells Fargo
Securities, Morgan Stanley, BB&T Capital Markets,
BBVA Securities, Mitsubishi UFJ Securities, Moelis &
Company, PNC Capital Markets LLC, Capital One
Securities, Comerica Securities, Raymond James, SMBC
Nikko
Purchased from: Citibank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Baidu, Inc. 3.250% due 8/6/2018
Purchase/Trade Date:	  7/30/2013
Offering Price of Shares: $99.835
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund:  0.023
Percentage of Fund's Total Assets: 0.45
Brokers:  JP Morgan, Goldman Sachs (Asia) L.L.C., ANZ,
Bank of China, Morgan Stanley
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Viacom Inc. 5.850% due 9/1/2043
Purchase/Trade Date:	  8/12/2013
Offering Price of Shares: $99.353
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $50,000
Percentage of Offering Purchased by Fund: 0.004
Percentage of Fund's Total Assets: 0.10
Brokers:  BofA Merrill Lynch, Citigroup, JP Morgan, RBS,
Deutsche Bank Securities, Morgan Stanley, Wells Fargo
Securities, BNP Paribas, Mizuho Securities, RBC Capital
Markets, SMBC Nikko, Guggenheim Securities, Lloyds
Securities, US Bancorp, BNY Mellon Capital Markets,
LLC, The Williams Capital Group, L.P., Santander, Banca
IMI
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Abbey National Treasury Services
3.050% due 8/23/2018
Purchase/Trade Date:	  8/20/2013
Offering Price of Shares: $99.779
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $120,000
Percentage of Offering Purchased by Fund: 0.012
Percentage of Fund's Total Assets: 0.24
Brokers: Citigroup Global Markets Inc., Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Morgan Stanley &
Co. LLC, Santander Investment Securities Inc., Wells
Fargo Securities, LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Citigroup Inc. 6.675% due
9/13/2043
Purchase/Trade Date:	  9/10/2013
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $20,000
Percentage of Offering Purchased by Fund: 0.002
Percentage of Fund's Total Assets: 0.04
Brokers: Citigroup, RBC Capital Markets, ANZ Securities, Scotiabank, ABN AMRO, BMO Capital Markets,
Commerzbank, Lloyds Securities, Mizuho Securities,
Natixis, Santander SMBC Nikko, BNY Mellon Capital
Markets, LLC, Societe Generale, Banca IMI, Capital One Securities, Fifth Third Securities, Inc., Macquarie Capital, nabSecurities, LLC, Nomura, SunTrust Robinson
Humphrey, US Bancorp, Credit Agricole CIB, TD
Securities, BBVA Securities, CIBC, ING, Mitsubishi UFJ Securities, National Bank of Canada Financial, PNC
Capital Markets LLC, UniCredit Capital Markets
Purchased from: Royal Bank of Canada
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Verizon Communications Inc.
6.550% due 9/15/2043
Purchase/Trade Date:	  9/11/2013
Offering Price of Shares: $99.883
Total Amount of Offering: $15,000,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.30
Brokers:  Barclays, BofA Merrill Lynch, JP Morgan,
Morgan Stanley, Citigroup, Credit Suisse, Mitsubishi UFJ
Securities, Mizuho Securities, RBC Capital Markets, RBS,
Wells Fargo Securities, Deutsche Bank Securities,
Santander
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Deutsche Annington Finance BV
5.000% due 10/2/2023
Purchase/Trade Date:	  9/25/2013
Offering Price of Shares: $98.993
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 0.25
Brokers:  JP Morgan, Morgan Stanley
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.